UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 15, 2021

Date of Report

(Date of earliest event reported)

BOQI international medical inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(86) 0411 8220 9211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Stock Market

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the Registrant’s annual meeting of shareholders held on June 15, 2021, the shareholders (“Shareholders”) of the Registrant entitled to vote at the meeting voted to (i) elect the seven nominees named in the proxy statement (the “Proxy Statement”) to serve as directors of the Registrant until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified; (ii) approve an amendment to the Registrant’s Certificate of Incorporation to change the name of the Registrant to BIMI International Medical Inc.; (iii) approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of the Registrant’s securities as set forth in proposal three in the Proxy Statement; (iv) approve, in accordance with Nasdaq Marketplace Rule 5635, the issuance of the Registrant’s securities as set forth in proposal four in the Proxy Statement; (v) approve, on an advisory basis, the compensation of the Registrant’s executive officers named in the Proxy Statement; and (vi) ratify the appointment of Audit Alliance LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2021.

1.	The votes cast by Shareholders with respect to the election of directors were as follows:

	For	Against/Withheld	Broker Non-Votes
Yongquan Bi	11,947,040	2,704,237	2,424,443
Tiewei Song	13,846,449	804,828	2,424,443
Xiaoping Wang	13,846,349	804,928	2,424,443
Mia Kuang Ching	13,841,386	809,891	2,424,443
Ju Li	14,641,386	3,509,301	2,424,443
Fengsheng Tan	11,141,976	32,920	2,424,443
Jianxin (Jason) Wang	13,842,516	808,761	2,424,443

2.	The votes cast by Shareholders with respect to the change of the name of the Registrant were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
13,850,171	801,102	4	2,424,443

3.	The votes cast by Shareholders with respect to the issuance of shares of the Registrant’s securities in accordance with Nasdaq Marketplace Rule 5635 as set forth in proposal three in the Proxy Statement were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
13,834,006	816,770	501	2,424,443

4.	The votes cast by Shareholders with respect to the issuance of shares of the Registrant’s securities in accordance with Nasdaq Marketplace Rule 5635 as set forth in proposal four in the Proxy Statement were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
13,830,795	817,854	2,628	2,424,443

5.	The votes cast by Shareholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
13,821,925	825,330	4,022	2,424,443

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6.	The votes cast by Shareholders with respect to the ratification of the selection of Audit Alliance LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
13,821,925	825,330	4,022	2,424,443

On June 16, 2021, the Registrant issued a press release announcing the shareholder approval of the above six proposals. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information under this Item 5.07, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 16, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 16, 2021	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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